Summary Prospectus – March 1, 2015

Schroder Emerging Markets Multi-Sector Bond Fund

Class/Ticker: Advisor Shares/SMSVX, Investor Shares/SMSNX, R6 Shares/SMSRX

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated March 1, 2015, as supplemented or revised, and the financial statements included in the Fund's annual report to shareholders, dated October 31, 2014.

Investment Objective:

The Fund seeks to provide a return of capital growth and income.

Fees and Expenses of the Fund:

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.93%	1.08%	1.08%
Total Annual Fund Operating Expenses	1.68%	1.83%	2.08%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.93)%	(0.93)%	(0.93)%
Net Annual Fund Operating Expenses	0.75%	0.90%	1.15%

(1)  "Other Expenses" have been restated to include expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, 0.75% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.90% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.15% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 29, 2016 to limit the management fees paid by the Fund to 0.65% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$77	$423	$810	$1,896
Investor Shares (whether or not shares are redeemed)	$92	$470	$889	$2,058
Advisor Shares (whether or not shares are redeemed)	$117	$547	$1,018	$2,324

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 380% of the average value of its portfolio.

Schroder Emerging Markets Multi-Sector Bond Fund  Summary Prospectus

Principal Investment Strategies.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in bonds may be counted toward satisfaction of the 80% policy described above.

The Fund's adviser will allocate the Fund's assets actively among sectors within the fixed-income market based on its assessments of their relative values and the risks and rewards they present. Asset-backed and mortgage-backed securities will not exceed 20% of the net assets of the Fund. In selecting investments for the Fund, the Fund's adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the adviser's views of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Emerging market countries include countries that the Fund's adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund's adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in a country if it is organized under the laws of that country, if it is domiciled in that country, if it is principally traded in that country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund is a non-diversified mutual fund.

Principal Risks.

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

Schroder Emerging Markets Multi-Sector Bond Fund  Summary Prospectus

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Debt Market Risk: debt markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants; and

•  Counterparty Risk: a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing its total return for one year and since inception and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses. The Fund does not yet have a calendar year of investment performance with respect to its R6 Shares. Performance of R6 shares would differ from Advisor Share and Investor Share performance only to the extent of the differences in expenses between the classes. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest 6/30/14 5.97%	Lowest 12/31/14 -5.88%

Schroder Emerging Markets Multi-Sector Bond Fund  Summary Prospectus

Average Annual Total Returns for Periods Ended December 31, 2014

	1 Year	Since Inception (6/25/13)
Investor Shares – Return Before Taxes	(1.33)%	0.43%
Investor Shares – Return After Taxes on Distributions	(3.75)%	(2.09)%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.65)%	(0.73)%
Advisor Shares – Return Before Taxes	(1.28)%	0.32%
Custom Benchmark* (reflects no deduction for fees, expenses or taxes)	2.13%	3.36%

*  The Fund compares its performance to that of a custom benchmark, consisting of the JP Morgan EMBI Global Diversified Index (33 1/3%), the JP Morgan GBI-EM Global Diversified Index (33 1/3%), and the JP Morgan CEMBI Broad Diversified Index (33 1/3%).

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –

Jim Barrineau, Portfolio Manager, has managed the Fund since its inception in 2013.

Fernando Grisales, CFA, Portfolio Manager, has managed the Fund since its inception in 2013.

Alexander Moseley, Portfolio Manager, has managed the Fund since its inception in 2013.

Denis Parisien, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information.

The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

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